SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                           DECEMBER 22, 2004 (DECEMBER 21, 2004)
                                           -------------------------------------


                                SPATIALIGHT, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          New York                   000-19828                   16-1363082
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(STATE OR OTHER JURISDICTION        (COMMISSION                 (IRS EMPLOYER
      OF INCORPORATION)             FILE NUMBER)             IDENTIFICATION NO.)



     Five Hamilton Landing, Suite 100, Novato, California           94949
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           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)


Registrant's telephone number, including area code   (415) 883-1693
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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                                TABLE OF CONTENTS


Item 1.01         Entry into a Material Definitive Agreement; and

Item 2.03         Creation of a Direct Financial Obligation; and

Item 3.02         Unregistered Sales of Equity Securities; and

Item 9.01         Financial Statements and Exhibits.


         SIGNATURES



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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT; AND
ITEM 2.03         CREATION OF A DIRECT FINANCIAL OBLIGATION; AND
ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

         SpatiaLight, Inc. ("SpatiaLight" or the "Company") entered into that certain senior secured convertible debt financing transaction with certain accredited investors (the "Purchasers") as reported on the Company's current report on Form 8-K filed with the Securities and Exchange Commission on December 6, 2004 (the "Transaction").

         Following  the  closing  of  the  Transaction,   the  Company  and  the
Purchasers agreed to amend the definition of the term "Interest Conversion Price" as set forth in the form of revised note attached hereto as Exhibit 10.1 (the "Replacement Note"), and the parties agreed to reduce by three months the amount of time that the Purchasers shall have to exercise their additional investment rights, as set forth in the form of revised additional investment right attached hereto as Exhibit 10.2 (the "Replacement AIR") and to amend the Registration Rights Agreement included in the Transaction as set forth in the form of amendment and exchange agreement attached hereto as Exhibit 10.3 (the "AEA", and together with the Revised Note and the Revised AIR, the "Revised Transaction Documents"). Pursuant to the Revised Transaction Documents, the Notes and Additional Investment Rights delivered to the Purchasers in the Transaction have been exchanged for the Revised Notes and the Revised AIRs.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

         10.1     Form of Replacement Note

         10.2     Form of Replacement Additional Investment Right

         10.3     Form of Replacement and Exchange Agreement

All exhibits are dated as of December 21, 2004, unless otherwise indicated.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    December 22, 2004


                                       SPATIALIGHT, INC.


                                       By: /s/ROBERT A. OLINS
                                           -----------------------------------
                                           Name: Robert A. Olins
                                           Title: Chief Executive Officer
                                           (Principal Executive, Financial and
                                           Accounting Officer




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